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                                                                    EXHIBIT 23.2

                              ACCOUNTANTS' CONSENT

The Board of Directors
HomeSide Lending, Inc.:

    We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

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
                                                       /s/ KPMG LLP

Jacksonville, Florida
January 30, 2001
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